SYNOVUS®

Citi
Financial Services Conference

March 10, 2011

SYNOVUS

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends; (2) our potential growth opportunities; (3) our core deposit mix improvement and its impact on our cost of funding; (4) expectations on cost savings from our recently announced efficiency and growth initiatives; and (5) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, risks relating to execution of our efficiency initiatives and plans for growth and the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures consists of core deposits; net interest margin excluding negative impact of non-performing assets; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are total deposits; net interest margin; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. The tangible common equity ratio to tangible assets ratio is used by management to assess the strength of our capital position. Core deposits is a measure used by management and investment analysts to evaluate organic growth of deposits and the quality of deposits as a funding source. The net interest margin excluding the negative impact of non-performing assets is a measure used by management to evaluate the net interest margin excluding the adverse impact of non-performing assets and interest charge-offs. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

The Road to Sustainable Profitability

- Proactive Credit Resolution
- Efficiency Initiatives
- Growth

SYNOVUS

2010 Strategic Highlights

- Public offering of $1.1 billion
- Charter consolidation
- Strategic plan update
- Distressed asset dispositions of $1.2 billion

SYNOVUS

Credit Quality Trends - Provision Expense

(dollars in millions)



$364
$290
$632
$497
$387
$341
$299
$239
$252
Down 59% from
peak in 2Q09
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

Credit Quality Trends - Net Charge-Offs

(dollars in millions)



3.25%
$229.4
3.53%
$246.3
5.09%
$355.2
7.33%
$496.8
5.58%
$361.9
5.05%
$316.0
7.21%
$433.1
4.12%
$237.2
6.93%
$385.2
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

Credit Quality Trends - Allowance for Loan Losses

(dollars in millions)



2.14%
$598.3
2.32%
$642.4
3.33%
$918.7
3.49%
$918.5
3.72%
$943.7
3.97%
$968.7
3.58%
$834.5
3.70%
$836.4
3.26%
$703.5
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

SYNOVUS

Credit Quality Trends - Past Dues

(dollars in millions)



1.30%
$362.5
0.14%
2.12%
$587.0
0.11%
1.20%
$331.7
0.11%
1.35%
$356.5
0.17%
1.03%
$262.4
0.08%
1.21%
$294.8
0.15%
1.06%
$246.6
0.09%
1.12%
$253.7
0.11%
0.82%
$176.8
0.08%
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Total Past Dues
Past Dues ≥ 90 Days

SYNOVUS

Non-Performing Assets - Continued Progress

(dollars in millions)



Non-Performing Asset Trends
Down 31% from peak in 1Q10
4.15%
1,170
6.15%
1,725
6.17%
1,718
6.58%
1,747
7.14%
1,831
7.46%
1,843
6.66%
1,573
6.81%
1,556
5.83%
1,280
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10



New NPL Inflows
Down 69% from peak in 1Q09
576
939
765
756
661
531
339
422
295
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

Allowance and Cumulative Write-Downs on NPAs

	2Q10	3Q10	4Q10
Non-performing loans	$1,310	$1,294	$892
Allowance for loan losses on non-performing loans	204	173	67
Cumulative write-downs LTD	732	793	618
Total allowance and write-downs on NPLs	**$936**	**$967**	**$685**
Allowance and cumulative write-downs on non-performing loans	**45.8%**	**46.3%**	**45.3%**
ORE and impaired loans held for sale cumulative write-downs and valuation reserves	59.0%	59.7%	57.1%
Total allowance and cumulative write-downs on NPAs	**48.9%**	**49.5%**	**46.9%**

SYNOVUS

Asset Disposition Activity

(dollars in millions)



$339
$331
$271
$206
$172
$573
46%
51%
43%
34%
39%
46%
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Book Balance of Dispositions
Realization Rate as % Unpaid Balance at Default

Potential Problem Commercial Loans

(dollars in millions)



$1,320
$1,443
$1,709
$1,871
$1,436
Down 23% from 3Q10
4Q09
1Q10
2Q10
3Q10
4Q10

*Potential problem loans consist of Substandard Accruing loans, less 90-day Past Due and Accruing TDRs that are Substandard Accruing

Efficiency Initiatives

- Efficiency initiatives expected to generate $75 million in expense savings in 2011 ($100 million in 2012)
- Savings will be achieved primarily through reduction of 850 positions across the five-state footprint
- Savings will also be realized through closing of 39 branches

Projected Headcount Through 2Q11

Large majority of eliminations to occur during 1Q-2Q11



6,385
6,109
5,650*
5,275*
4Q09
4Q10
1Q11
2Q11
* projected

Growth

- Attractive Southeastern Franchise
- Commercial Banking
- Strong Capital Position

Attractive Southeastern Franchise

Headquarters	Columbus, Georgia
Founded	1888
Deposits	$24.5 billion
Loans	$21.6 billion
Branches	323
Team Members	6,109



As of December 31, 2010

SYNOVUS

Attractive Southeastern Franchise

Market Area	Deposits ($mm)	Market Share	Rank	Total
Key Markets				
Columbus, GA-AL	$4,182	51.3%	1	16.0%
Athens-Clarke County, GA	720	25.0%	1	2.8%
Savannah-Statesboro, GA	559	9.1%	4	2.1%
Atlanta-Sandy Springs-Marietta, GA	4,468	3.8%	5	17.1%
Pensacola-Ferry Pass-Brent, FL	957	13.3%	2	3.7%
Fort Walton Beach-Crestview-Destin, FL	406	8.7%	2	1.6%
Jacksonville, FL	438	0.9%	7	1.7%
Tampa-St. Petersburg-Clearwater, FL	673	1.1%	13	2.6%
Columbia, SC	1,714	11.4%	4	6.6%
Charleston-North Charleston-Summerville, SC	699	6.1%	4	2.7%
Montgomery, AL	547	8.9%	2	2.1%
Birmingham-Hoover, AL	2,421	7.9%	4	9.3%
Huntsville, AL	600	6.6%	4	2.3%
Memphis, TN-MS-AR	280	1.4%	10	1.1%
Nashville-Davidson--Murfreesboro--Franklin, TN	505	1.5%	11	1.9%
All Other Markets	6,966	-	-	26.7%
Totals	**$26,135**	-	-	**100.0%**



Source: Bancography

Note: Market share calculation only includes counties in which Synovus has a branch. Deposit data as of June 30, 2010; Demographic growth rates projected for 2009 - 2014

SYNOVUS

Loans Outstanding

(in billions)

Year-over-Year (down 15.0% or $ 3.80 billion)	Linked Quarter* (down 17.5% or $995.3 million)
• CRE (22.0%)	• CRE (34.6%)
• Investment Properties (14.2%)	• Investment Properties (22.7%)
• 1-4 Family Properties (36.6%)	• 1-4 Family Properties (53.8%)
• Land Acquisition (20.3%)	• Land Acquisition (46.8%)
• C&I (11.3%)	• C&I (5.3%)
• Retail (6.2%)	• Retail (7.0%)

*Annualized



26
19.5
13
6.5
0
$4.2
$10.7
$10.5
$4.1
$10.2
$10.2
$4.1
$9.6
$9.7
$4.0
$9.2
$9.4
$4.0
$8.3
$9.3
4Q09
1Q10
2Q10
3Q10
4Q10
C&I
CRE
Retail

4Q10 loan decline (excluding the impact of loan sales, transfers to loans held-for-sale, charge-offs, and foreclosures) was approximately $80 million

Commercial Banking Growth

- Corporate banking initiative
- Investing in tools, products and services
- Reshaping and enhancing service delivery
- Excellent service quality
  - 13 National Awards from the 2010 Greenwich Associates Excellence in Middle Market and Small Business Banking program

SYNOVUS

Disciplined Commercial Segments to Drive Business

Commercial Segments

Commercial & Professional

- Business bankers targeting companies with revenues between $2.5 - $10 mil
- Branch bankers targeting companies with revenues <$2.5 mil
- Private bankers targeting professional industry (Physicians/Attorneys/ CPAs)

Middle-Market

- Regional bankers targeting companies with revenues between $10 - $50 mil
- Relationships managed across geography through bankers with specialized expertise
- Targeting key industry segments to include Commercial Real Estate

Corporate

- Corporate bankers targeting companies with revenues >$50 mil
- Centrally managed bankers with direct credit approval through the Synovus Corporate Credit Committee
- Specialization in various industry segments of Healthcare, Manufacturing, Distribution, Financial Services, Natural Resources, Transportation, Logistics and Services

Specialized Product Groups

- Treasury Management
- International Banking
- Asset Based Lending
- Capital Markets Syndication
- Payment Services

Improving Mix of Core Deposits[1]


2010
$21.3 billion
20%
24%
3%
53%
2009
$22.4 billion
29%
19%
8%
44%
Time Deposits(3)
Shared Deposits
Other Interest Bearing Deposits(3)
Non-Interest Bearing Deposits

- Low-cost core deposits[2] of $15.4 billion grew 4.3% or $641 million year-over-year
- Reduced time deposit[3] mix from 29% in 2009 to 24% in 2010

(1) Core deposits represent total deposits less national market brokered deposits. Non-GAAP financial measure; see appendix
(2) Core deposits excluding time deposits
(3) Excludes Shared deposits and national market brokered deposits

Deposit Mix Improvement Drives Decrease in Cost of Core Deposits

(dollars in millions)


Core Deposits* Costs(1)
180 bps
135 bps
90 bps
45 bps
0 bps
172 bps
157 bps
144 bps
122 bps
111 bps
102 bps
95 bps
82 bps
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Year
2010 98 bps
2009 149 bps
51 bps
improvement

* Core deposits represent total deposits less national market brokered deposits
Non-GAAP financial measure; see appendix
(1) Core Deposits Effective Cost of Funds

SYNOVUS

Net Interest Margin

4Q10 vs. 3Q10 Key Margin Drivers:

- Continued focus on reducing funding costs (down 10 b.p.s) driven by downward re-pricing of maturing time deposits, declines in money market rates, and deposit mix improvement
- Earning asset yields (down 6 b.p.s) primarily due to negative impact of current interest rate environment on realized investment yields



Net Interest Margin Trend
3.8%
3.6%
3.4%
3.2%
3.0%
3.63%
3.77%
3.67%
3.63%
3.69%
3.25%
3.39%
3.34%
3.33%
3.37%
4Q09
1Q10
2Q10
3Q10
4Q10
Actual
Excluding negative impact of non-performing assets*



(in millions)
Net Interest Income
$260
$208
$156
$104
$52
$0
$255.8
$248.9
$250.0
$245.5
$242.0
4Q09
1Q10
2Q10
3Q10
4Q10

* Non-GAAP financial measure; see appendix

SYNOVUS

Fee Income

(in thousands)



$84,947*
$81,764
$79,890
$85,000
$68,000
$51,000
$34,000
$17,000
$0
$29,651
$26,711
$24,248
$9,521
$10,674
$11,431
$11,455
$10,408
$11,039
$7,572
$10,163
$11,039
$7,035
$6,736
$8,750
$19,713
$17,072
$13,383
4Q09
3Q10
4Q10
Service Charges on Deposit Accounts
Bankcard Fees
Fiduciary and Asset Management Fees
Mortgage Banking Income
Brokerage and Investment Banking Income
Other

* Excludes $51.9 million gain on sale of Visa shares recorded in 4Q09

4Q10 vs. 3Q10 Key Drivers:

- Service charges on deposits down $2.5 million or 9.2%
  - NSF fees down $1.4 million or 9.5%
    - The impact of Reg E was $3.3 million compared to $1.9 million for 3Q10
- Private equity investment gains decrease of $2.0 million offset by brokerage revenue growth of $2.0 million

SYNOVUS

Capital Ratios

	4Q09	1Q10	2Q10	3Q10	4Q10
Tier 1 Capital Ratio	10.16%	9.68	13.36	13.06	12.79
Tier 1 Common Equity Ratio	6.66	6.03	9.52	9.07	8.63
Total Risk-based Capital Ratio	13.58	13.03	16.91	16.70	16.45
Tangible Common Equity/Tangible Assets Ratio (1)*	5.74	5.08	7.58	7.26	6.73
Leverage Ratio	8.12%	7.68	10.12	9.80	9.44

(1) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets
*Non-GAAP financial measures; see appendix

SYNOVUS

The Road to Sustainable Profitability

- Proactive Credit Resolution
- Efficiency Initiatives
- Growth

Appendix

SYNOVUS

New NPL Inflows by Portfolio Type

(in millions)

	4Q09	1Q10	2Q10	3Q10	4Q10
Investment Properties	$144	147	42	70	51
Residential Properties (non-Atlanta)	162	127	109	116	84
Land Acquisition (non-Atlanta)	47	64	48	30	41
Residential Properties / Land (Atlanta)	110	65	37	42	16
Commercial and Industrial	160	94	74	127	74
Retail	39	34	29	38	28
Total	**$661**	**531**	**339**	**422**	**295**

SYNOVUS

New NPL Inflows by Geography

(in millions)

	4Q09	1Q10	2Q10	3Q10	4Q10
Alabama	$26	24	25	30	41
Florida	67	102	49	69	65
Georgia (not incl. Atlanta)	226	155	91	109	73
Atlanta	197	107	71	87	49
South Carolina	124	118	94	95	61
Tennessee	22	25	9	32	6
Total	**$661**	**531**	**339**	**422**	**295**

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions)

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation.

	4Q09	1Q10	2Q10	3Q10	4Q10
Average earning assets [(1)]	**31,403**	**29,817**	**30,134**	**29,398**	**28,660**
Net interest income (taxable equivalent)	257	250	251	245	242
Add: Negative impact of non-performing assets on net interest income [(2)]	30	28	24	22	23
Net interest income (taxable equivalent) excluding the negative impact of non-performing assets	**287**	**278**	**275**	**267**	**265**
Net interest margin	**3.25%**	**3.39**	**3.34**	**3.33**	**3.37**
Negative impact of non-performing assets	**0.38**	**0.38**	**0.33**	**0.30**	**0.32**
Net interest margin excluding negative impact of non-performing assets	**3.63%**	**3.77**	**3.67**	**3.63**	**3.69**

(1) Quarterly average balance
(2) Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, carrying cost of ORE, and net interest charge-offs on loans recognized during the quarter

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions)

	4Q09	1Q10	2Q10	3Q10	4Q10
Total deposits	$27,433	27,180	26,258	25,236	24,500
National market brokered deposits	(5,039)	(4,642)	(4,176)	(3,549)	(3,152)
Core deposits	**$22,394**	**22,538**	**22,082**	**21,687**	**21,348**
Time deposits	($7,598)	(7,384)	(6,971)	(6,482)	(5,911)
Core deposits excluding time deposits	**$14,796**	**15,154**	**15,111**	**15,205**	**15,437**

	4Q09	1Q10	2Q10	3Q10	4Q10
Total assets	$32,831	32,439	32,382	30,955	30,093
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(17)	(16)	(15)	(14)	(13)
Tangible assets	32,790	32,399	32,343	30,917	30,056
Total shareholders' equity	2,851	2,616	3,424	3,216	2,998
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(17)	(16)	(15)	(14)	(13)
Cumulative perpetual preferred stock	(928)	(930)	(933)	(935)	(937)
Tangible common equity	1,882	1,646	2,452	2,243	2,024
Tangible common equity to tangible assets	**5.74%**	**5.08**	**7.58**	**7.26**	**6.73**

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